EXHIBIT 99.2

MultiPlan Announces $100 Million Share Repurchase Program
New York, NY (February 28, 2023) – MultiPlan Corporation (NYSE:MPLN) (“MultiPlan” or the “Company”), a leading provider of data analytics and technology-enabled end-to-end cost management, payment and revenue integrity solutions to the U.S. healthcare industry, today announced that its Board of Directors has approved a new share repurchase program authorizing the Company to repurchase up to $100 million of its Class A common stock through December 31, 2023.
Commenting on the stock repurchase program, Dale White, CEO of MultiPlan, said, “We are committed to strategically deploying our capital to drive long-term value for stockholders. Although the focus of our capital allocation strategy is investing in the business for growth, M&A and debt pay-down, we believe that our shares are undervalued and repurchasing our shares may be an attractive component of our strategy given the market dislocation of our stock price. For these reasons, our board has approved a new program to replace the program that expired in December 2022. This share repurchase program demonstrates our confidence in the strength of MultiPlan’s business and cash flow.”
MultiPlan may repurchase shares from time to time using a variety of methods, which may include open market purchases, in privately negotiated transactions or by other means, including through the use of preset trading plans meeting the requirements of Rule 10b5-1 under the Securities Exchange Act of 1934, which would permit shares to be repurchased during periods the Company might otherwise be precluded from doing so under insider trading laws. The timing and amount of any share repurchases will be determined by the Company’s management based on its evaluation of market conditions and other factors. Repurchased shares will be held in treasury shares and will be available for use in connection with the Company’s stock plans and for other corporate purposes. There is no guarantee as to the number of shares that will be repurchased. The repurchase program expires on December 31, 2023, and the repurchase program may be extended, suspended or discontinued at any time without prior notice at the Company’s discretion. Share repurchases will be funded using the Company’s cash on hand and cash from operations.
About MultiPlan
MultiPlan is committed to helping healthcare payors manage the cost of care, improve their competitiveness and inspire positive change. Leveraging sophisticated technology, data analytics and a team rich with industry experience, MultiPlan interprets customers’ needs and customizes innovative solutions that combine its payment and revenue integrity, network-based and analytics-based services. MultiPlan is a trusted partner to over 700 healthcare payors in the commercial health, government and property and casualty markets. For more information, visit multiplan.com.

Investor Relations Contact
Luke Montgomery, CFA
SVP, Finance & Investor Relations
MultiPlan
866-909-7427
investor@multiplan.com
Shawna Gasik
AVP, Investor Relations
MultiPlan
866-909-7427
investor@multiplan.com
Forward-Looking Statements
This press release includes statements that express our and our subsidiaries’ opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements”. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “forecasts,” “intends,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts, including, without limitation, statements regarding the Company’s capital allocation strategy and plans. Such forward-looking statements are based on available current market information and management’s expectations, beliefs and forecasts concerning future events impacting the business. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that these forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These factors include: fluctuations in the Company’s stock price; the ongoing COVID-19 pandemic and its related effects on our results of operations, financial performance, liquidity or other financial metrics; loss of our customers, particularly our largest customers; trends in the U.S. healthcare system, including recent trends of unknown duration of reduction healthcare utilization and increased patient responsibility for services; inability to preserve or increase our existing market share or the size of our Preferred Provider Organization networks; effects of competition; effects of pricing pressure; the inability of our customers to pay for our services; decreases in discounts from providers; the loss of our existing relationships with providers; the loss of key members of our management team or inability to maintain sufficient qualified personnel; pressure to limit access to preferred provider networks; the ability to achieve the goals of our strategic plans and recognize the anticipated strategic, operational, growth and efficiency benefits when expected; our ability to enter new lines of business and broaden the scope of our services; our ability to identify, complete and successfully integrate acquisitions; our ability to obtain additional financing; changes in our industry and in industry standards and technology; interruptions or security breaches of our information technology systems and other cybersecurity attacks; our ability to protect proprietary information, processes and applications; our ability to maintain the licenses or right of use for the software we use; our inability to expand our network infrastructure; changes in accounting principles or the incurrence of impairment charges; our ability to remediate any material weaknesses or maintain effective internal controls over financial reporting; our ability to continue to attract, motivate and retain a large number of skilled employees, and adapt to the effects of inflationary pressure on wages; changes in our regulatory environment, including healthcare law and regulations; the expansion of privacy and security laws; heightened enforcement activity by government agencies; our ability to pay interest and principal on our notes and other indebtedness; lowering or withdrawal of our credit ratings; the possibility that we may be adversely affected by other political, economic, business, and/or competitive factors; adverse outcomes related to litigation or governmental proceedings; other factors disclosed in our Securities and Exchange Commission (“SEC”) filings; and other factors beyond our control.
The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on our business. There can be no assurance that future developments affecting our business will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021; and other documents filed or to be filed with the SEC by us. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.
We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.